UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                                    Pursuant
                            To Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): December 13, 2004


                                  MEGOLA, INC.
             -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEVADA                     000-49815                 88-0492605
           ------                     ---------                 ----------
(State or other jurisdiction         (Commission             (I.R.S. employer
      of incorporation)              File Number)         identification number)


              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (519) 481-0628
               --------------------------------------------------
               Registrant's telephone number, including area code


                                      None
                  ---------------------------------------------
                  (Former Address If Changed since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 13, 2004, Megola, Inc. (the "Company") accepted the resignation of Aldo Rotondi, a Director of the Company and filled the vacancy by the appointing Don Greer to the Board of Directors of the Company.

C. Exhibits

Exhibit No.      Description
-----------      ---------------------------
   17.1          Letter regarding director resignation



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MEGOLA, INC.
                                                   -----------
                                                   (Registrant)


Dated: December 13, 2004                           By: /s/ Joel Gardner
                                                       ---------------------
                                                       Joel Gardner, President